                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


                                 December 31, 1996
                    ----------------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                                   TOPRO, INC.
     -----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            Colorado                                    84-1042227
 ----------------------------------      ---------------------------------------
(State or other jurisdiction of             I.R.S. Employer I. D. Number
  incorporation or organization)


2525 West Evans Avenue, Denver, Colorado                         80219
-----------------------------------------                     ----------
(Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code:    (303) 935-1221
                                                        -------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 31, 1996, Topro, Inc. ("Registrant"), entered into an Agreement of Merger pursuant to which a newly formed subsidiary will merge into, and the Registrant will acquire all the outstanding capital stock of All Control Systems, Inc.("ACSI") and ProMeta Consulting, Inc. ("ProMeta") (combined collective company "ACS") independent control systems integrators located in West Chester, PA organized as Subchapter S corporations under the federal tax code. ACS's operations are carried out through two affiliated companies ACS and ProMeta under common ownership. On the effective date of the merger the Registrant's subsidiary will merge with ACSI and ProMeta leaving ACS as a wholly owned subsidiary of the Registrant. ACS's core business parallels that of the Registrant's, with emphasis on some different/additional markets and a generally more technically sophisticated product offering in the food and pharmaceutical industries. ACS is focused on the following vertical markets: food processing, pharmaceutical, and discrete manufacturing. In accordance with an Agreement of Merger, the Registrant will acquire all of the outstanding capital stock of ACS in exchange for 1,800,000 restricted shares of the Registrant's Common Stock. The shares issued under the Agreement of Merger will be held in escrow pending the effective date of the Registrants Form S-3 currently being reviewed by the SEC at which time the shares will be released to the ACS shareholders. The Agreement of Merger will result in ACS's termination of its Subchapter S classification creating a deferred tax liability relating to capitalized software costs deductions previously received by the shareholders. It is estimated that the deferred tax liability relating to the capitalized software assumed by the Registrant will total no more than $340,000. The Agreement of Merger provides for future tax liability to be borne one-half by the Registrant and one-half by the ACS shareholders pro rata according to their respective pre-merger interest in ACS. Shares will be held in escrow to satisfy any incurred tax liability based on a value of $2.25 per share or 151,111 shares. Such shares will be released in annual installments to former ACS shareholders at the rate of one share for each $4.50 total reduction (through amortization of the software costs to earnings) in the capitalized software deferred tax reflected on the June 30, 1997 audited financial statements of the Registrant. Such amortization and escrow period shall not exceed five years. During the term of this escrow period the ACS shareholders shall have the option to replace the escrowed shares valued at $2.25 per share with cash or other collateral acceptable to the Registrant. Any replacement collateral shall be released at the same rate as escrowed shares would be released.

         ACS operates from a modern 35,000 square foot facility in West Chester, PA. ACS staff currently numbers 65, with over 49 engineers and 4 sales personnel and 12 corporate personnel. The Registrant intends to continue the business of ACS, having effected the transaction in order to establish a market presence for its Control Systems Integration operations in the regions served by ACS.

         In connection with the Merger, the past President of ACS, Kevin Fallon will enter into an employment agreement with the Registrant. This agreement and its terms will be finalized prior to the closing date of the Agreement of Merger, which the Registrant anticipates will be on or before January 18, 1997.

         Prior to this transaction, there was no material relationship between ACS and the Registrant or any of its affiliates, any director or officer of the registrant, or any associate of such director or officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED - Audited financial statements of ACS for the 12 months ending December 31, 1995 and 1994 along with interim financial statements are not presently available but will be provided in the proscribed filing period.

         (b) PRO FORMA FINANCIAL INFORMATION - The pro forma financial statements reflect the acquisition of ACSI and ProMeta, (combined company "ACS") accounted for as a purchase. ACS's previous fiscal year end is December
31. The pro forma balance sheet set forth the financial position as of September 30, 1996. The pro forma income statements as of September 30, 1996 reflect the 3 months of operation of ACS for the periods ending September 30, 1996. The unaudited pro forma income statement for the year ending June 30, 1996. This pro forma information has been restated to reflect the 12 months of operations of ACS, the six months of operation for Advanced Control Technology, Inc. ("ACT"), and the 10 months of operation of Visioneering Holding Corp ("VHC"). ACT was acquired on January 1, 1996 resulting in 6 months of operation consolidated in the Registrant's financial results and VHC was acquired on May 1, 1996 resulting in 2 months of operations consolidated in the Registrant financial results. The combined pro forma income statement was consolidated to show the cumulative effect of 12 months of operation for the acquisitions of ACS, ACT and VHC. The June 30, 1996 and September 30, 1996 pro forma balance sheet reflects the consolidated position of the Registrant, MDCS, Inc., ACT and VHC and ACS.

         (c) Exhibits

                 2.1*     Agreement of Merger dated December 31, 1996.

-----------
* Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Topro, Inc.

Date: January 15, 1997                     By:     /s/ John Jenkins
      ----------------                        ----------------------------------
                                                 John P. Jenkins
                                                 President and CEO

                                  TOPRO, INC.

                  NOTES TO THE PRO FORMA FINANCIAL INFORMATION

         Pursuant to an Agreement of Merger dated December 31, 1996, Topro, Inc. ("Registrant"), through a merger undertaken by a newly formed subsidiary, will acquire all the outstanding capital stock of ACSI and ProMeta (collectively "ACS") independent control systems integrators located in West Chester, PA. The Registrant agrees to acquire all of the outstanding capital stock of ACS, in exchange for 1,800,000 restricted shares of the Registrant's Common Stock. The effective date for accounting purposes will be December 1, 1996 for purposes of recording the acquisition of ACS.

         The September 30, 1996 pro forma income statement of ACS, includes goodwill amortization of $77,000 was recorded for the period. The June 30, 1996 income statement was restated to reflect goodwill amortization of $310,000.

         The accompanying condensed combined pro forma balance sheet presents the financial position of the Registrant as if the merger between the Registrant's subsidiary and ACS had occurred on September 30, 1996. The pro forma balance sheet was prepared utilizing the September 30, 1996 balance sheet of ACS The pro forma statement of operations combined the statements of operations of the Registrant for the years ended June 30, 1996 and interim period ending September 30, 1996. The ACS financial statements were recast to reflect three months of operations for the period ending September 30, 1996. The combined consolidated income statement for the period ending June 30, 1996 reflects the recast operating results of ACS for the twelve months ending June, 30, 1996. The Registrant's September 30, 1996 consolidated income statements reflects the 3 months of operation of ACT, MDCS, Inc, VHC. Additionally, 6 months of operations for ACT ending 12/31/96 was included to reflect 12 months of operations ended June 30, 1996 for the acquisition of ACT included in previous 8-K filings. The combined consolidated income statements for June 30, 1996 and September 30, 1996 reflect the combined acquisitions of MDCS, Inc (pooling of interest), Advanced Control Technology, Inc. (purchase method), Visioneering Holding Corporation (purchase method), and ACS (purchase method) for the respective periods.

         These statements are not necessarily indicative of future operations or the actual results that would have occurred had the transactions been consummated at the beginning of the periods indicated. The pro forma condensed combined financial statements should be read in conjunction with the notes thereto of the Registrant's financial statements included in it annual report on Form 10-K and notes to financials of ACS included elsewhere in this 8-K.

                          TOPRO INC., AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                PURCHASE OF ACS
                                  (UNAUDITED)


                                                        TOPRO, INC.                                      TOPRO, INC.
                                                       CONSOLIDATED          ACS         PRO FORMA    CONSOLIDATED PRO
                                                         09/30/96          09/30/96       ADJUST           FORMA
                                                       ----------------------------------------------------------------
                      ASSETS
                      ------
CURRENT ASSETS:

     Cash                                                    $156,000        $129,786                         $285,786
     Receivables:
          Trade, net of allowance for doubtful
          accounts                                          5,234,000       3,380,816                        8,614,816
          Other                                                 1,000          10,401                           11,401
          Cost and estimated earnings in excess of
              billings on uncompleted contracts             2,866,000         700,449                        3,566,449

          Inventories                                         151,000               0                          151,000
          Prepaid expense                                     244,000          24,161                          268,161
          Assets of discontinued operations                   581,000                                          581,000
          Refundable income taxes                             222,000                                          222,000
                                                       ----------------------------------------------------------------
Total current assets                                        9,455,000       4,245,613             0         13,700,613


PROPERTY AND EQUIPMENT, AT COST:
     Building and land                                        850,000               0                          850,000
     Equipment, fixture & equipment                         2,497,000       1,478,243   (1,322,876)          2,652,367
     Leasehold improvements                                   784,000          24,262                          808,262

                                                            4,131,000       1,502,505   (1,322,876)          4,310,629
     Less accumulated depreciation                        (1,370,700)     (1,322,876)     1,322,876        (1,370,700)
                                                       ----------------------------------------------------------------
     Net property and equipment                             2,760,300         179,629             0          2,939,929

CAPITALIZED SOFTWARE DEVELOPMENT COSTS,
  net of amortization                                         680,700         671,192                        1,351,892


OTHER ASSETS
     Goodwill, net of amortization -                        5,024,000               0     4,565,917          9,589,917
     Debt issuance costs, net of amortization                 333,000               0             0            333,000
     Other assets                                             145,000          44,818             0            189,818
                                                       ----------------------------------------------------------------


TOTAL ASSETS                                             $ 18,398,000     $ 5,141,252   $ 4,565,917       $ 28,105,169
                                                       =================================================================

                          TOPRO INC., AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                PURCHASE OF ACS
                                  (UNAUDITED)

                                                        TOPRO, INC.                                      TOPRO, INC.
                                                       CONSOLIDATED          ACS         PRO FORMA    CONSOLIDATED PRO
                                                         09/30/96          09/30/96       ADJUST           FORMA
                                                       ----------------------------------------------------------------
             LIABILITIES AND STOCKHOLDERS' EQUITY
             ------------------------------------


 CURRENT LIABILITIES:
      Line-of-credit                                      $ 927,000      $1,237,000                        $2,164,000
      Current portion of long-term debt:
         Related parties                                    230,000                                           230,000
         Financial institutions and other                 1,422,000                                         1,422,000
         Capital Lease obligation                            41,000          16,729                            57,729
      Accounts payable                                    5,770,000       1,853,012                         7,623,012
      Billings in excess of costs and estimated
      earnings                                              988,000       2,135,545                         3,123,545
         on uncompleted contracts
      Accrued expenses                                    1,362,000         479,093                         1,841,093
      Deferred gain & expense                                24,000          10,737                            34,737
                                                       ----------------------------------------------------------------
           Total current liabilities                     10,764,000       5,732,116             0          16,496,116

 LONG-TERM DEBT, NET OF CURRENT PORTION:
      Renaissance                                         3,500,000               0                         3,500,000
      Financial institutions and other                      861,000               0                           861,000
                                                       ----------------------------------------------------------------
      Capital Lease Obligations                             146,000           2,441                           148,441
                                                       ----------------------------------------------------------------
           Total long-term debt                           4,507,000           2,441             0           4,509,441

 DEFERRED GAIN
      Sale of bldg                                           39,000                                            39,000

 STOCKHOLDERS' EQUITY:
      Preferred stock, par value $1.00 per share;
         authorized 10,000,000 shares, no shares issued         -                             -                   -
      Common stock, par value $.0001 per share;
         authorized 200,000,000 shares, 6,639,403
         shares issued and outstanding 9/30/96                1,000           1,375       (1,195)               1,180
      Additional paid-in capital                          7,775,000         126,101     3,923,719          11,824,820
      Accumulated deficit                               (4,688,000)       (720,781)       643,393         (4,765,388)
                                                       ----------------------------------------------------------------
      Total stockholders' equity                          3,088,000       (593,305)     4,565,917           7,060,612
                                                       ----------------------------------------------------------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $ 18,398,000     $ 5,141,252   $ 4,565,917        $ 28,105,169
                                                       ================================================================

                          TOPRO INC., AND SUBSIDIARIES
               PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT
                                PURCHASE OF ACS
                                  (UNAUDITED)

                                                                         YEAR ENDED JUNE 30, 1996
                                        --------------------------------------------------------------------------------------------
                                         TOPRO, INC.                   VISIONEERING                                   TOPRO, INC.
                                        CONSOLIDATED      ACT, INC.     CORPORATION        ACS         PRO FORMA      CONSOLIDATED
                                          06/30/96        12/31/95       04/30/96        6/30/96         ADJUST        PRO FORMA
                                        --------------------------------------------------------------------------------------------
 REVENUES:

      Control systems integration         $19,726,000     $2,605,129      $8,165,012     $7,939,321                     $38,435,462
      Distributorship                         907,000                                                                       907,000
                                        --------------------------------------------------------------------------------------------
                                           20,633,000      2,605,129       8,165,012      7,939,321                      39,342,462


 COST OF SALES:
      Control systems integration          14,025,000      2,228,112       5,370,899      5,262,505                      26,886,516
      Distributorship                         652,000                                                                       652,000
                                        --------------------------------------------------------------------------------------------
                                           14,677,000      2,228,112       5,370,899      5,262,505                      27,538,516
                                        --------------------------------------------------------------------------------------------


 GROSS PROFIT                               5,956,000        377,017       2,794,113      2,676,816                      11,803,946

 EXPENSES:
      Sales expense                         1,168,000        498,541                                                      1,666,541
      General and admin expense             3,921,000        582,220       5,224,510      3,762,273                      13,490,003

      Distributorship selling
        & other exp.                          871,000              0               0                                        871,000
                                        --------------------------------------------------------------------------------------------
                                            5,960,000      1,080,761       5,224,510      3,762,273                      16,027,544
                                        --------------------------------------------------------------------------------------------

 OTHER INCOME (EXPENSES)

      Gain (loss) on sales of assets          435,000         10,436               0                                        445,436
      Other (expenses) income                  79,000             73         (6,583)                                         72,490
      Interest expense                      (380,000)      (172,057)       (116,674)      (131,306)              0        (800,037)
      Goodwill amortization                 (114,000)       (74,165)       (188,512)                     (309,554)        (686,231)
                                        --------------------------------------------------------------------------------------------

                                               20,000      (235,713)       (311,769)      (131,306)      (309,554)        (968,342)

 INCOME (LOSS) FROM CONTINUING
 OPERATIONS BEFORE INC TAXES                   16,000      (939,457)     (2,742,166)    (1,216,763)      (309,554)      (5,191,940)

 INCOME TAX BENEFIT (PROVISION):

      Current                                       0        (7,831)          69,315              0              0           61,484
                                        --------------------------------------------------------------------------------------------
   Total income tax benefit                         0        (7,831)          69,315              0              0           61,484

 INCOME (LOSS) FROM CONTINUING
 OPERATIONS                                  $ 16,000      (947,288)     (2,672,850)    (1,216,763)      (309,554)      (5,130,455)
                                        ============================================================================================
 NET INCOME (LOSS) PER SHARE:
      Continuing operations                     $0.00                                                                       ($0.61)
                                        ----------------
 SHARES OUTSTANDING 6/30/96                 6,639,403                                     1,800,000                       8,439,403
                                        ============================================================================================

       NOT REPORTED AS A WEIGHTED
        AVERAGE PER GAAP

                          TOPRO INC., AND SUBSIDIARIES
               PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT
                                PURCHASE OF ACS
                                  (UNAUDITED)


                                                                     THREE MONTHS ENDED SEPTEMBER 30, 1996
                                                  -------------------------------------------------------------------------------
                                                  TOPRO, INC.                                                   TOPRO, INC.
                                                  CONSOLIDATED                       ACS         PRO FORMA      CONSOLIDATED
                                                    9/30/96                        09/30/96        ADJUST        PRO FORMA
                                                  -------------------------------------------------------------------------------
REVENUES:
      Control systems integration                    $ 7,967,000                    $ 3,307,203                    $11,274,203
                                                  -------------------------------------------------------------------------------
                                                       7,967,000                      3,307,203                     11,274,203
COST OF SALES:
      Control systems integration                      5,082,000                      2,484,543                      7,566,543
                                                  -------------------------------------------------------------------------------
                                                       5,082,000                      2,484,543                      7,566,543
                                                  -------------------------------------------------------------------------------

GROSS PROFIT                                           2,885,000                        822,660                      3,707,660

EXPENSES:

     Sales expense                                       598,000                              0                        598,000
     General and administrative expense                1,948,000                        475,302                      2,423,302
                                                  -------------------------------------------------------------------------------
                                                       2,546,000                        475,302                      3,021,302


INCOME FROM SYSTEMS INTEGRATION                          339,000                        347,358                        686,358

OTHER INCOME (EXPENSE)
     Gain on sale of assets                              (3,000)                              0                        (3,000)
     Other (expense) income                                4,000                              0                          4,000

     Interest expense                                  (172,000)                       (32,073)                      (204,073)
     Goodwill amortization                              (87,000)                              0      (77,388)        (164,388)
                                                  -------------------------------------------------------------------------------
                                                       (258,000)                       (32,073)      (77,388)        (367,461)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES                                              81,000                        315,285      (77,388)          318,897


INCOME TAX BENEFIT (PROVISION):
      Current                                                  0                              0                              0
                                                  -------------------------------------------------------------------------------
          Total income tax benefit (provision)                 0                              0                              0


INCOME (LOSS) FROM CONTINUING OPERATIONS                  81,000                        315,285      (77,388)          318,897

                                                  ===============================================================================
NET INCOME (LOSS) PER SHARE:

     Continuing operations                                 $0.01                                                         $0.04
SHARES OUTSTANDING 6/30/96                             6,639,403                      1,800,000                      8,439,403
                                                  ===============================================================================
NOT REPORTED AS A WEIGHTED AVERAGE PER GAAP

                          TOPRO INC., AND SUBSIDIARIES
                                  ASSUMPTIONS
                                PURCHASE OF ACS
                                  (UNAUDITED)



 INCOME STATEMENT ADJUSTMENTS - 9/30/96
      Goodwill amortization                                                              77,388

 INCOME STATEMENT ADJUSTMENTS - 06/30/96
      Goodwill amortization - yearly                  15 Years                          309,554

 STOCK EXCHANGED & GOODWILL
      Assets                                                                          5,141,252
      Liability                                                                     (5,734,557)
                                                                                    ------------
          Net assets purchased                                                        (593,305)
      Total Shares                                   1,800,000            2.25        4,050,000
                                                                                    ------------
      Total goodwill 09/30/96                                                         4,643,305
                                                                                    ============

 EQUITY
 Common stock, par value $.0001 per share;
      ACS common stock                                                                    1,375
      ACS shares issued                              1,800,000          0.0001            (180)
                                                                                   -------------
                                                                                          1,195
                                                                                    ============
 ADDITIONAL PAID-IN CAPITAL
       ACS additional paid in capital                                                  (126,101)
       ACS shares issued                             1,800,000            2.25        4,050,000
       ACS shares issued                             1,800,000           .0001            (180)
                                                                                    ------------
                                                                                      3,923,719
                                                                                    ============
 RETAINED EARNINGS RECONCILIATION
        ACS Common Stock                                                                (1,375)
        ACS additional paid in capital                                                (126,101)
        ACS retained earnings                                                           720,781
        Registrant's common stock                                                     4,050,000
        Goodwill Adjustment                                                            (77,388)
             Adjustment to equity                                                     4,565,917
                                                                                    ============

                                 EXHIBIT INDEX



    No.      Description
    ----     -----------
    2.1*     Agreement of Merger dated December 31, 1996.

----------
* Previously filed.